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                                Exhibit 10 (sss)
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                            CLASS A PROMISSORY NOTE


$97,500,000.00                                            July 30, 1997
                                                            New York, New York


          FOR VALUE RECEIVED, COPLEY PLACE ASSOCIATES, LLC (together with its successors and assigns, "Copley"), a Delaware limited liability company, having its principal place of business c/o Overseas Partners Capital Corp., 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346 and URBAN INVESTMENT AND DEVELOPMENT CO. ("UIDC"), an Illinois general partnership, having an office at 900 North Michigan Avenue, Chicago, Illinois 60611 (Copley and UIIDC being referred to collectively herein as "Maker") promise to pay to the order of METROPOLITAN LIFE INSURANCE COMPANY ("Holder"), a New York corporation, at its principal place of business at One Madison Avenue, New York, New York 10010, or such other place as Holder may from time to time designate, the principal sum of NINETY-SEVEN MILLION FIVE HUNDRED THOUSAND and N01100 DOLLARS ($97,500,000.00) with interest, as specified below, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

          This Note evidences a portion of a loan (the "Loan") in the aggregate
                                                       -------
principal sum of One Hundred Ninety-Five Million and No/100 Dollars ($195,000,000.00), the other portion of which Loan is evidenced by a Class B Promissory Note (the "Class B Note") in the principal sum of Ninety-Seven
                     ---------------
Million Five Hundred Thousand and No/100 Dollars ($97,500,000.00) dated the date of this Note made by Maker to Holder. This Note, together with the Class B Note, are collectively referred to as the "Notes".
                                          -------

          1.  Payment of Principal and Interest.  Commencing on the first day of
              ---------------------------------
the second (2nd) calendar month next succeeding the Advance Date (hereinafter defined) and on the first day of each and every calendar month thereafter, to and including, the first day of July, 2007 (each a "Payment Date"), there shall be due and payable under the Notes equal monthly installments of principal and interest on the outstanding principal of the Loan at the rate of seven and 44/100ths percent (7.44%) per annum (the "Loan Interest Rate"), each in the aggregate amount of One Million Three Hundred Fifty-Five Thousand Four Hundred SixtyFive and 67/100 DOLLARS ($1,355,465.67) (the "Monthly Payment Amount"), based upon an amortization period of thirty (30) years. Maker hereby acknowledges and agrees that a substantial portion of the original principal sum evidenced by the Notes shall be outstanding and due on the Maturity Date (as hereinafter defined). Such final payment of the unpaid principal balance of the Loan, together with all remaining accrued and unpaid interest thereon, and all other sums then outstanding evidenced by the Notes or secured by the Mortgage
      ----
(as hereinafter defined) or evidenced or secured by any other instrument collateral, incidental or related thereto (the Notes, the Mortgage and any and all other documents evidencing, securing or relating to the Loan, and all renewals, modifications, consolidations and extensions of such documents being herein collectively referred to as the "Loan Documents"), shall be immediately due and payable in full on such Maturity Date.

          Interest on the principal sum evidenced by this Note shall accrue from the date hereof (the "Advance Date") at the rate of six and 75/100ths percent (6.75%) per annum (the "Class A Interest Rate").

          Interest shall be calculated on the basis of a thirty (30) day month, and a three hundred sixty (360) day year; provided, however, that the calculation of interest under Sections 2(a)(i) , shall be done on the basis of the actual number of days in such months that the Loan is outstanding and a 365-day or 366-day year, as applicable.

          2.  Application of Payments (a) Unless an Event of Default (as defined
              -----------------------
in the Mortgage) shall have occurred and be continuing, principal and interest under this Note shall be payable as follows:

          (i) Interest accruing from the Advance Date to and including the last day of the calendar month in which the Advance Date occurs shall be paid on the first day of the calendar month next succeeding the Advance Date;

          (ii) Commencing on the first day of the second (2nd) calendar month next succeeding the Advance Date and on the first day of each and every calendar month thereafter, until the entire principal sum of this Note and all accrued interest thereon has been repaid in full, to monthly installments of principal and interest payable under this Note at the Class A Interest Rate in an amount equal to the Monthly Payment Amount minus the amount of scheduled interest payments due on such date in respect of the Class B Note.

          (iii) On August 1, 2007 (the 'Maturity Date"), unless sooner paid in full, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest thereon, and all other sums evidenced by this Note, shall become immediately due and payable in full.

          (b) If an Event of Default under the Mortgage shall have occurred and be continuing, all amounts tendered by the Maker or otherwise available for payment of the Loan shall be applied, in the following order of priority:

          (i) and unpaid Class A-1 Strip Interest (as defined in the Class B to accrued Note) under the Class B Note and to accrued and unpaid Class B Strip Interest (as defined in the Class B Note) under the Class B Note, pro rata in accordance with the amounts of such interest that is accrued and unpaid;

          (ii) to accrued and unpaid interest on this Note at the Class A Interest Rate;

          (iii) to the principal of this Note until such principal has been paid in full;

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          (iv)       to accrued and unpaid interest due under the Class B Note
                     at the Class B Interest Rate (as defined in the Class B
                     Note) under such Class B Note and to accrued and unpaid Class A-2 Strip Interest (as defined in the Class B Note) under the Class B Note;

          (v) to the principal of the Class B Note until such principal has been paid in full;

          (vi) to any Note Prepayment Fee or Default Prepayment Fee on this Note and the Class B Note, in that order;

          (vii) to any default interest in excess of the interest paid in accordance with clauses (i) and (iii) above on this Note and the Class B Note, in that order;

          (viii) to late charges (applied to the Notes depending on the proportion of the related late payment applicable to each
                     Note); and

          (ix) to any other amounts payable under the Mortgage or any of the other Loan Documents.

          3.  Security.  This Note is secured by, among other things, that
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certain Leasehold Mortgage, Security Agreement and Fixture Financing Statement
of even date herewith (the "Mortgage"; which term includes all renewals, modifications, consolidations and/or extensions thereof) granted by Maker to Holder. Each capitalized term used herein, unless otherwise defined herein, shall have the same meaning as set forth in the Mortgage. The obligations, covenants and agreements of the Mortgage are hereby made a part of this Note to the same extent and with the same effect as if they were fully set forth herein, and Maker does hereby agree to perform and keep each and every obligation, covenant and agreement set forth in this Note and in the other Loan Documents, subject to applicable notice and cure provisions, if any, in the Loan Documents. This Note shall evidence, the indebtedness described herein, any future loans or advances that may be made to or on behalf of Maker by Holder at any time or times hereafter under the Mortgage, and allocable by Holder to this Note and any other amounts required to be paid by Maker under the Loan Documents and allocable by Holder to this Note, and any such loans, advances or amounts shall be added to the indebtedness evidenced by this Note, and shall bear interest at the Loan Interest Rate unless a greater rate is expressly provided for in this Note or the other Loan Documents. The Mortgage shall secure among other things, all the indebtedness described herein and in the Class B Note, any future loans or advances that may be made to or on behalf of Maker by Holder at any time or times hereafter under the Mortgage, and any other amounts required to be paid by Maker under the Loan Documents.

          4.  Late Charge.  In the event that any installment of interest,
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principal, principal and interest or required escrow deposits shall become overdue for a period in excess of seven (7) days, a "late charge" of four cents ($.04) for each dollar ($1.00), or part thereof, so overdue may be charged to Maker by Holder for the purpose of defraying the expenses

                                      -3-
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incident to handling such delinquent payment.  This charge shall be in addition to, and not in lieu of, any other remedy Holder may have and is in addition to Holder's right to collect reasonable fees and charges of any agents or attorneys which Holder employs in connection with any Event of Default. Such late charges if not previously paid shall become part of the indebtedness evidenced hereby, and shall, at the option of Holder, be added to any succeeding monthly payment due under the Loan Documents. Failure to pay such late charges with such succeeding monthly payment shall constitute an Event of Default and such late charges shall bear interest at the Default Rate from the date due.

          5. Acceleration Upon an Event of Default. It is hereby expressly agreed that upon the failure of Maker to pay any sum herein specified when due (after giving effect to applicable notice and cure periods, if any), or upon the occurrence of any other Event of Default, the unpaid principal sum evidenced by this Note, all accrued and unpaid interest thereon, and all other sums evidenced and/or secured by the Loan Documents shall, at the option of Holder, become immediately due and payable, and payment of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest thereon, and all other sums evidenced or secured by the Loan Documents, may be enforced and recovered at once.

          6. Interest on an Event of Default. Upon the occurrence of an Event of Default (including, without limitation, the failure of Maker to pay any sum herein specified when due, after giving effect to applicable notice and cure periods, if any), the unpaid principal sum evidenced by this Note, all accrued and unpaid interest thereon, and all other sums evidenced and/or secured by the Loan Documents and allocable by Holder to this Note shall bear interest at a rate per annum (the "Default Rate") equal to the lesser of: (i) the highest rate of interest permitted to be contracted for under the laws of the Commonwealth of Massachusetts (the "State"), or (ii) four percent (4%) per annum above the Loan Interest Rate. The Default Rate shall be in lieu of any other interest rate otherwise applicable and shall commence, without notice, immediately upon and from the occurrence of such Event of Default and shall continue until all defaults are cured and all sums, if any, then due and payable under the Loan Documents are paid in full.

          7. Limitation on Interest. All agreements made by Maker relating directly or indirectly to the indebtedness evidenced by this Note and the other Loan Documents are expressly limited so that in no event or contingency whatsoever shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws of the State. If, under any circumstances whatsoever, performance of any provision of this Note or the other Loan Documents, at the time performance of such provision shall be due, shall result in the highest lawful rate of interest permissible under the laws of the State being exceeded, then ipso facto, the amount of interest received, charged or contracted for by Holder shall be reduced to the highest lawful amount of interest permissible under the laws of the State, and if for any reason whatsoever, Holder shall ever receive, charge or contract for, as interest, an amount which would be deemed unlawful, such interest shall, at the option of Holder, be refunded to Maker (if theretofore paid) or applied to the payment of the last maturing installment or installments of principal to be paid on this Note (whether or not due and payable) and not to the payment of interest. Without limitation of the

                                      -4-
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foregoing, any amounts contracted for, charged or received under the Loan
Documents relating directly or indirectly to the indebtedness evidenced by this Note, included for the purpose of determining whether the interest rate would exceed the highest lawful rate, shall be calculated, to the extent permitted by the laws of the State, by amortizing, prorating, allocating and spreading such interest over the period of the full stated term of this Note.

          8. Prepayment privilege. The principal sum evidenced by this Note may not be prepaid, in whole or 'in part, at any time during the term hereof except as set forth in this Section 8 or as required by Holder pursuant to Sections 1.04, 1.07 or 1.08 of the Mortgage (it being agreed that any such payment required by Holder under Sections 1.04, 1.07 and 1.08 of the Mortgage, as aforesaid, shall not be considered a prepayment for purposes of this Section 8 or Section 9, below, and, notwithstanding anything to the contrary herein contained, no Note Prepayment Fee or Default Prepayment Fee shall be due and payable in connection therewith). Maker shall have the right to prepay the entire principal sum evidenced by the Notes collectively and secured by the Mortgage (but not a part of said indebtedness) together with all accrued and unpaid interest thereon and all other sums payable under the Notes, the Mortgage, and the other Loan Documents provided that: (i) all monthly installment payments due on or before the date of prepayment have been paid in full; (ii) Holder and the holder of the Class B Note have received a written notice of prepayment, which notice shall specify an estimated date of prepayment no less dm sixty (60) days subsequent to such holder's receipt of such notice, provided that in the event that Maker shall give such notice and then revoke such notice three times in any one calendar year, then the fourth such notice in such calendar year shall be irrevocable; (iii) Holder and the holder of the Class B Note have received ten business days written notice of the actual date of prepayment, which shall be no earlier than the estimated date of prepayment and shall at all times be on a Payment Date, and which notice once received by Holder shall be irrevocable notwithstanding the provisions of clause (ii) above; and (iv) the Note Prepayment Fee (as hereinafter defined) is paid by Maker to Holder and the holder of the Class B Note on the date of prepayment. Maker agrees that Holder shall have no obligation to accept any prepayment of the principal sum evidenced by this Note except as expressly stated in this Section.

         In the event any partial prepayment of the Loan is required pursuant to Sections 1.04, 1.07 or 1.08 of the Mortgage, any principal amount prepaid shall, if no Event of Default shall have occurred and be continuing, be applied first to the payment of any Class A-1 Strip Interest and Class B Strip Interest payable under the Class B Note through the next Payment Date, pro rata in accordance with the amounts of such interest that is payable, next to the payment of any interest payable under this Note through the next Payment Date, next, to the payment of the principal amount outstanding under this Note, next, to the payment of any Class A-2 Interest and any interest on the outstanding principal balance of the Class B Note at the Class B Interest Rate payable under the Class B Note through the next Payment Date, and the balance, if any, to the payment of the principal amount outstanding under the Class B Note. Without in any way affecting the rights or obligations of any parties to this Note, and for illustrative purposes only, attached hereto as Exhibit A is an example of how payments under the Loan would be applied in the event of such a partial prepayment. If an Event of

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Default shall have occurred and be continuing, any amount so prepaid shall be applied in accordance with the provisions of Section 2(b) hereof.

          For purposes hereof, the term "Note Prepayment Fee" shall mean the difference between (i) the present value of all remaining payments of principal and interest including without limitation, the outstanding principal due on the Maturity Date, discounted at the rate which, when adjusted for a monthly payment interval, is equivalent to the Enhanced Treasury Rate (as hereinafter defined); and (ii) the amount of principal being prepaid. In no event, however, shall the Note Prepayment Fee be less than zero dollars ($0.00). For purposes of computing the Note Prepayment Fee, the term "Enhanced Treasury Rate, shall mean the sum of
(i) fifty (50) basis points; and (ii) the Treasury Rate (as hereinafter defined). For purposes of computing the Enhanced Treasury Rate, the term "Treasury Rate" shall mean the bond equivalent yield on securities issued by the United States Treasury having a maturity equal to the remaining term of the Loan evidenced hereby, as quoted in Federal Reserve Statistical Release H.15 (519)
                                                                   ----------
under the heading "U.S. Government Securities-Treasury Constant Maturity" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall reasonably select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Note Prepayment Fee two weeks before the date of the scheduled prepayment.

          9.  Default Prepayment Fee.  Maker agrees that any tender of payment
              ----------------------
by Maker or any other party of the principal sum evidenced by this Note, other than as expressly set forth in Section 8 of this Note or as provided for in Sections 1.04, 1.07 or 1.08 of the Mortgage, shall constitute a prohibited prepayment hereunder. Maker further agrees that should: (I) any default be made in the payment of any amount due under this Note, or any other Event of Default have occurred and (ii) the maturity hereof be accelerated, then a tender of payment by Maker, or by any entity controlling, controlled by or under common control with, Maker or by anyone on behalf of Maker, of the amount necessary to satisfy all sums due under the Loan Documents (including, without limitation, - any sums due on any judgment rendered in any foreclosure action, or any amounts necessary to redeem the property) made at any time prior to, during, or after, a judicial foreclosure or a sale pursuant to the exercise of a power of sale of the Property, shall constitute an evasion of the payment terms hereof and shall be deemed to be a prohibited prepayment hereunder. Maker acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties; therefore, the tender of any prohibited prepayment, shall, to the extent permitted by law, include a "Default Prepayment Fee," equal to the Note Prepayment Fee. Maker agrees that the Default Prepayment Fee represents the reasonable estimate of Holder and Maker of a fair average compensation for the loss that may be sustained by Holder due to the prohibited prepayment of the indebtedness evidenced by this Note. Such Default Prepayment Fee shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents. Nothing herein contained shall constitute an agreement on the part of Holder to accept any prepayment, other than as expressly provided in Section 8 of this Note.

          10.  Liability of Maker. (a) Except for the personal liability and
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guaranty obligations set forth in the Guaranty (as hereinafter defined), and as except expressly set forth in this Section 10, notwithstanding anything to the contrary contained in this Note or in any of the other Loan Documents, but without in any manner releasing, impairing or otherwise affecting this Note or any of the other Loan Documents, or the validity hereof or thereof, or the lien of the Mortgage, neither Maker, nor any present or future "Constituent Member' (as hereinafter defined) in or agent of Maker nor any present or future shareholder, member, partner, officer, director, employee, trustee, affiliate, beneficiary, advisor, principal, participant or agent of or in any corporation, trust or other entity that is or becomes a Constituent Member in Maker, shall have any personal liability, directly or indirectly, under or in connection with the Loan, the Loan Documents or any other instrument or certificate executed in connection with the Loan Documents or any amendments) or modification(s) to any of the foregoing made at any time or times, heretofore or hereafter; the recourse of Holder, and its successors and assigns, under or in connection with the Loan, the Loan Documents and such instruments, certificates, amendment(s) and modification(s), shall be limited to the Mortgaged Property only, and Holder, on its own behalf and on behalf of its successors and assigns and any other party, hereby waive any such personal liability. A "Constituent Member' in Maker shall mean any person or entity that is a partner in or member of Maker, or any person or entity that, directly or indirectly through one or more limited liability companies or partnerships, is a partner in or member of Maker. For purposes of the Loan, the Loan Documents and such instruments and certificates, and any such amendment(s) or modification(s) thereto, neither the negative capital account of any Constituent Member in Maker, nor any obligation of any Constituent Member in Maker, to restore a negative capital account or to contribute or advance capital to Maker or to any other Constituent Member in Maker shall at any time be deemed to be the property or an asset of Maker or any such other Constituent Member (and neither Holder nor any of its successors and assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or such Constituent Member's obligation to restore, contribute or advance capital to the applicable limited liability company or partnership).

         (b) Notwithstanding any of the foregoing, nothing contained in this
Section 10 shall be deemed to prejudice the right of Holder following foreclosure or a deed-in-lieu of foreclosure to (i) recover actual damages against Copley for fraud, intentional material misrepresentation or intentional waste; and/or (ii) recover any condemnation proceeds or insurance proceeds or other similar funds or payments attributable to the Property which have been intentionally misapplied by Copley (but only to the extent of such intentional misapplication) or which, under the terms of the Loan Documents, should have been paid to Holder (but only to the extent of the amount that should have been paid to Holder), and/or (iii) recover the amount of any tenant security deposits, prepaid rents or expense recoveries under the Leases (as defined in the Mortgage) paid to or held by Copley in connection with the Property and not properly applied or turned over to Holder after foreclosure of the Property or deed-in-lieu of foreclosure; and/or (iv) recover the rents and revenues received by Copley from the Property after the occurrence of an Event of Default that is continuing, which have not been applied to pay any portion of the indebtedness evidenced by the Note, operating (including leasing) and maintenance expenses of the Mortgaged Property, Premiums (as

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defined in the Mortgage), Impositions (as defined in the Mortgage), deposits into reserve or replacement or other sums required by the Loan Documents or capital expenditures and repairs; and/or (v) recover actual damages against Copley, caused by the material breach by Copley of the covenants, obligations and liabilities, contained in Sections 3.08, 3.11 and 3.17 of the Mortgage. Copley shall be personally liable for Copley's obligations arising in connection with the matters set forth in the foregoing clauses (i) to (v) inclusive to the extent provided for in said clauses. Notwithstanding anything to the contrary contained in this Section 10, Copley shall have personal liability under the Unsecured Indemnity Agreement of even date herewith.

          (c) Notwithstanding anything to the contrary contained in this Section 10, on the date hereof JMB Realty Corporation ("JMB") and Overseas Partners Capital Corporation ("OPCC"; JMB and OPCC, collectively, the "Guarantors") have executed and delivered to Holder a Guaranty Agreement (the "Guaranty") by which such Guarantors have jointly and severally guaranteed Copley's personal liability for the matters set forth in Section 10(b) clauses (i) to (v) inclusive and under the Unsecured Indemnity Agreement, and all costs incurred by Holder in connection with the recovery of any amounts from Guarantors under the Guaranty. In the event that (x) JMB transfers its interest in Copley to Urban Shopping Centers, L.P. ("Urban") in accordance with the Loan Documents, and (y) Urban delivers to Holder a guaranty, in form, scope and substance substantially similar to the Guaranty, Holder shall release JMB of its liability under the Guaranty with respect to matters arising after the date of such delivery.

          (d) Copley's obligations arising in connection with the matters set forth in clauses (b) (i) through (v), above, and under the Unsecured Indemnity Agreement, are sometimes referred to herein and in the other Loan Documents as the "Recourse Obligations".

          11.   Waiver by Maker.  Except to the extent otherwise expressly
                ---------------
provided in the Mortgage, Maker and all endorsers, guarantors and sureties of this Note, and each of them, hereby waive diligence, demand, presentment for payment, notice of non-payment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to, and waive notice of, any renewals or extensions of this Note, whether made to or in favor of Maker or any other person or persons, and hereby waive any defense by reason of extension of time for payment or other indulgence granted by Holder.

          12.  Exercise of Rights.  No single or partial exercise by Holder, or
               ------------------
delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall preclude, waive or limit any other or further exercise thereof or the exercise of any other right or remedy. Holder shall at all times have the right to proceed against any portion of, or interest in, the Property in such manner as Holder may deem fit, without waiving any other rights or remedies with respect to the Property, any portion thereof, or interest therein. The release of any party under this Note shall not operate to release any other party liable hereunder or under the other Loan Documents.

          13.  Fees and Expenses.  If this Note is placed in the hands of an
               -----------------
attorney at law for collection by reason of default on the part of Maker, Maker hereby agrees to pay to Holder, in addition to the sums stated above, the reasonable costs and expenses of collection, including, without limitation, a reasonable sum as an attorney's fee.

          14.  No Modifications.  This Note may not be changed, amended or
               ----------------
modified, except. in a writing expressly intended for such purpose and executed by Maker and Holder and consented to in writing by the holder of the Class B Note.

          15.  Governing Law.  This Note has been prepared and negotiated in the
               -------------
Commonwealth of Massachusetts and shall be construed and enforced in all respects in accordance with the laws of the Commonwealth of Massachusetts.

          16.  Construction.  The words "Maker" and "Holder" shall be deemed to
               ------------
include the respective heirs, personal representatives, successors and assigns of each, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, whenever and wherever the context so requires. Whenever the term "Maker" is used herein, it shall be deemed to refer to each Maker individually as well as to both Makers collectively, provided however, that the term "Maker' shall not include UIDC after the Notice of Direct Lease is given in accordance with the provisions of
Section 3.14 of the Mortgage. If more than one party is named as Maker, the obligation hereunder of each such party shall be deemed joint and several. The captions herein are inserted only for convenience of reference and in no way define, limit or describe the scope or intent of this Note or any particular paragraph or section hereof, or the proper construction hereof.

          17.    Notices    All notices, demands, requests and consents
                 -----------
permitted or required under this Note shall be given in the manner prescribed in the Mortgage.

          18.    Time of the Essence.  Time shall be of the essence in this Note
                 -------------------
with respect to all of Maker's obligations hereunder.

          19.  Severability.  If any provision hereof should be held
               ------------
unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Note, except that if such provision relates to the payment of any monetary sum, then Holder may, at its option, declare the indebtedness evidenced hereby immediately due and payable.

          20.  JURISDICTION AND VENUE: WAIVER OF JURY TRIAL.  MAKER HEREBY
               --------------------------------------------
ACKNOWLEDGES THAT THE TRANSACTION EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (1) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE

COMMONWEALTH OF MASSACHUSETTS (INCLUDING FEDERAL COURTS HAVING JURISDICTION IN THE COMMONWEALTH), AND (11) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. MAKER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS SET FORTH ABOVE (OR SUCH DIFFERENT ADDRESS PROVIDED IN THE MANNER SET FORTH FOR THE GIVING OF NOTICES UNDER THIS INSTRUMENT), AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT OR REFUSAL OF RECEIPT OF SUCH NOTICE. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS, THE OTHER LOAN DOCUMENTS, OR ANY CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN MAKER AND HOLDER. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY MAKER OR HOLDER, AND DELIVERED TO HOLDER OR MAKER, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENT SHALL CONTAIN A WAIVER OF JURY TRIAL. MAKER FURTHER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

          21.  Cross-Default.  A default under the Class B Note, or any other
               -------------
note now or hereafter secured by the Mortgage constitutes a default under this Note and under the other Loan Documents. When the default under the Class B Note, or any such other note constitutes an Event of Default under that note, an Event of Default also will exist under this Note and the other Loan Documents.

          22.  No Duplication of Payments.  Maker and Holder acknowledge and
               --------------------------
agree that in no event shall the aggregate amount of the payments of principal and interest, default interest, late charges, Note Prepayment Fees, Default Prepayment Fees and any other amounts payable by Maker under this Note individually and the Class B Note individually exceed the amount of such charges which would be payable by Maker if the Notes were one combined note in the aggregate amount of the Loan. With respect to monthly installments of principal and interest payable under Paragraph 1, Maker will be required to pay only one aggregate monthly installment of principal and interest under the Notes in an amount equal to the Monthly Payment Amount. At no time shall Maker be required to make payments to more than one Holder or servicer of the Loan.

          23.  Counterparts.  This Note may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, Maker has executed or caused this Note to be executed, under seal, by its duly authorized representative(s) the day and year first above written.

WITNESS/ATTEST:                             COPLEY PLACE ASSOCIATES,LLC
                                a Delaware limited liability company

                                    By:  Overseas Partners Capital Corp.,
                             a Delaware corporation, its managing member

/s/Marcia Miller              By:   /s/  Bruce M. Barone
   -------------                    --------------------
                                   Its President
                                    Hereunto duly authorized


                              By:    JMB Realty Corporation
                                    an Illinois corporation, its member

/s/Stephanie C. Silvers      By:   /s/Elizabeth Kogen
   --------------------           -------------------
                                      Its Vice President
                                    Hereunto duly authorized

                           URBAN INVESTMENT AND DEVELOPMENT CO.
                              An Illinois General Partnership

                              By:      JMB Realty Corporation
                                 and Illinois corporation, its general partner

/s/Stephanie C. Silvers       By:    /s/Elizabeth Kogen
   --------------------              ------------------
                                    Its Vice President
                                    Hereunto duly authorized

STATE OF Georgia          )
                          ) SS:
COUNTY OF Dekalb          )                             July 30, 1997



          Then personally appeared before me, the above name  /s/  Bruce M.
                                                             --------------
Barone, President of Overseas Partners Capital Corp., a Delaware corporation,
-----------------
manager member of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as the managing member of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and as the free act and deed of said limited liability company.


                                    /s/ Elise R. Kitchens
                                    ---------------------
                                    Notary Public
                                    My Commission Expires: 12/12/2000



STATE OF New York     )
                      ) SS:
COUNTY OF New York    )                  July 30, 1997


          Then personally appeared before me, the above named  /s/ Elizabeth
                                                                   ---------
Kogen,, Vice President of JMB Realty Corporation, a Delaware corporation, a
-----------------------
member of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as a member of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and deed of said limited liability company.

                                    /s/  Frank S. Caiazzo
                                         ----------------
                                    Notary Public
                                    My Commission Expires:
                                    FRANK S. CAIAZZO
                                    Notary Public, State of Now York
                                    No. 43-4777178
                                    Qualified in Richmond County Certificate
                                    filed in New York County.
                                    Commission Expires March 30, 1998

STATE OF New York     )
                      ) SS:
COUNTY OF New York    )                  July 30, 1997


          Then personally appeared before me, the above named  /s/ Elizabeth
                                                               -------------
Kogen, Vice President of JMB Realty Corporation, a Delaware corporation, a
----------------------
member of Urban Investment and Development Company, an Illinois limited partnership, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as the general partner of said partnership company pursuant to proper authorization of the members of such partnership and as the free act and deed of said partnership.


                                    Notary Public
                                    /s/ Frank S. Caiazzo
                                    --------------------
                                    My Commission Expires:
                                    FRANK S. CAIAZZO
                                    Notary Public, State of Now York
                                    No. 43-4777173
                                    Qualified in Richmond County Certificate
                                    filed in New York County.
                                    Commission Expires March 30, 1998

                                   EXHIBIT A

Sample Illustration of a partial prepayment of the Copley Place Mortgage. This is a fictious example for Illustrative purposes only.
This is not a payment schedule of the Mortgage, Note A or Note B


               7.44% Mortgage Loan
           1,355,466 Monthly P&I

                 Monthly Loan Cash Flow with Partial Prepayment
================================================================================

  Borrower's                                                                Total Cash
 Payment Date      Balance    Total Principal  Prepayment   Total Interest     Flow
    7/1/97       195,000,000
    8/1/97       195,000,000                -            -       1,209,000    1,209,000
    9/1/97       194,853,534          146,466            -       1,209,000    1,355,466
    10/1/97      194,706,161          147,374            -       1,208,092    1,355,466
    11/1/97      194,557,873          148,287            -       1,207,178    1,355,466
    12/1/97      194,406,666          149,207            -       1,206,259    1,355,466
    1/1/98        94,258,534          150,132  100,000,000       1,205,334  101,355,466
    2/1/98        93,487,472          771,063            -         584,403    1,355,466
    3/1/98        92,711,628          775,843            -         579,622    1,355,466
    4/1/98        91,930,975          780,654            -         574,812    1,355,466
    5/1/98        91,145,481          785,494            -         569,972    1,355,466
    6/1/98        90,355,117          790,364            -         565,102    1,355,466
    7/1/98        89,559,853          795,264            -         560,202    1,355,466
    8/1/98        88,759,659          800,195            -         555,271    1,355,466
    9/1/98        87,954,503          805,156            -         550,310    1,355,466
    10/1/98       87,144,355          810,148            -         545,318    1,355,466
    11/1/98       86,329,185          815,171            -         540,295    1,355,466
    12/1/98       85,508,960          820,225            -         535,241    1,355,466
    1/1/99        84,683,650          825,310            -         530,156    1,355,466
    2/1/99        83,853,223          830,427            -         525,039    1,355,466
    3/1/99        83,017,647          835,576            -         519,890    1,355,466
    4/1/99        82,176,891          840,756            -         514,709    1,355,466
    5/1/99        81,330,922          845,969            -         509,497    1,355,466
    6/1/99        80,479,708          851,214            -         504,252    1,355,466
    7/1/99        79,623,216          856,491            -         498,974    1,355,466
    8/1/99        78,761,415          861,802            -         493,664    1,355,466
    9/1/99        77,894,270          867,145            -         458,321    1,355,466

This is a fictitious example for illustrative purposes only.
This is not a payment schedule of the Mortgage, Note A or Note B

                 7.44% Mortgage Loss
          1,355,466 Monthly P & I


                Mortgage Loan Cash Flow with Partial Prepayment
--------------------------------------------------------------------------------

   Borrower's                                                                   Total Cash
  Payment Date      Balance       Total Principal   Prepayment  Total Interest     Flow
    10/1/99       77,021,749          872,521           -         482,944       1,355,466
    11/1/99       76,143,818          877,851           -         477,535       1,355,466
    12/1/99       75,260,444          883,374           -         472,092       1,355,466
     1/1/00       74,371,593          888,851           -         466,615       1,355,466
     2/1/00       73,477,231          894,362           -         461,104       1,355,466
     3/1/00       72,577,324          899,907           -         455,559       1,355,466
     4/1/00       71,671,838          905,486           -         449,979       1,355,466
     5/1/00       70,760,738          911,100           -         444,385       1,355,466
     6/1/00       69,843,989          916,749           -         438,717       1,355,466
     7/1/00       68,921,556          922,433           -         433,033       1,355,466
     8/1/00       67,993,404          928,152           -         427,314       1,355,466
     9/1/00       67,059,497          933,907           -         421,559       1,355,466
    10/1/00       66,119,800          939,697           -         415,769       1,355,466
    11/1/00       65,174,277          945,523           -         409,943       1,355,466
    12/1/00       64,222,892          951,385           -         404,081       1,355,466
     1/1/01       63,265,608          957,284           -         398,182       1,355,466
     2/1/01       62,302,390          963,219           -         392,247       1,355,466
     3/1/01       61,333,199          969,191           -         386,275       1,355,466
     4/1/01       60,357,999          975,200           -         380,266       1,355,466
     5/1/01       59,376,753          981,246           -         374,220       1,355,466
     6/1/01       58,389,423          987,330           -         368,136       1,355,466
     7/1/01       57,395,972          993,451           -         362,014       1,355,466
     8/1/01       56,396,361          999,611           -         355,855       1,355,466
     9/1/01       55,390,553        1,005,808           -         349,657       1,355,466
    10/1/01       54,378,509        1,012,044           -         343,421       1,355,466
    11/1/01       53,360,190        1,018,319           -         337,147       1,355,466
    12/1/01       52,335,557        1,024,632           -         330,833       1,355,466
     1/1/02       51,304,572        1,030,985           -         324,480       1,355,466

This is a fictious example for Illustrative purposes only.
This is not a payment schedule of the Mortgage Note A or Note B


          7.44%        Mortgage Loan
          1,355,466  Monthly

                  Mortgage Loan Cash Flow with Partial Payment



  Borrower's      Balance    Total Principal  Prepayment  Total Interest  Total Cash
 Payment Date                                                                Flow
   02/01/02      50,267,195        1,037,377                     318,088   1,355,466
   03/01/02      49,223,386        1,043,809                     311,657   1,355,466
   04/01/02      48,173,105        1,050,281                     305,185   1,355,466
   05/01/02      47,116,312        1,056,792                     298,673   1,355,466
   06/01/02      46,052,967        1,063,345                     292,121   1,355,466
   07/01/02      44,983,031        1,069,937                     285,528   1,355,466
   08/01/02      43,906,460        1,076,571                     278,895   1,355,466
   09/01/02      42,823,214        1,083,246                     272,220   1,355,466
   10/01/02      41,733,252        1,069,962                     265,504   1,355,466
   11/01/02      40,636,532        1,096,720                     258,746   1,355,466
   12/01/02      39,533,014        1,103,519                     251,947   1,355,466
   01/01/03      38,422,653        1,110,361                     245,105   1,355,466
   02/01/03      37,305,408        1,117,245                     238,220   1,355,466
   03/01/03      36,181,235        1,124,172                     231,294   1,355,466
   04/01/03      35,050,093        1,131,142                     224,324   1,355,466
   05/01/03      33,911,938        1,138,155                     217,311   1,355,466
   06/01/03      32,766,727        1,145,212                     210,254   1,355,466
   07/01/03      31,614,415        1,152,312                     203,154   1,355,466
   08/01/03      30,454,958        1,159,456                     196,009   1,355,466
   09/01/03      29,288,313        1,166,645                     188,821   1,355,466
   10/01/03      28,114,435        1,173,878                     181,588   1,355,466
   11/01/03      26,933,279        1,181,158                     174,309   1,355,466
   12/01/03      25,744,800        1,188,479                     166,986   1,355,466
   01/01/04      24,548,952        1,195,848                     159,618   1,355,466
   02/01/04      23,345,690        1,203,262                     152,204   1,355,466
   03/01/04      22,134,968        1,210,722                     144,743   1,355,466
   04/01/04      20,916,739        1,218,229                     137,237   1,355,466
   05/01/04      19,690,957        1,225,782                     129,684   1,355,466

     Sample Illustration of a partial prepayment of Copley Place Mortgage. This is a fictious example for Illustrative purposes only.
This is not a payment schedule of the Mortgage, Note A or Note B

          7.38% Note B (Mortgage Loan Rate Less Servicing  Fee)
          1.38% Strip Interest (Mortgage Loan Rate Less Note A Rate Less Servicing Fee)
          0.08% Servicing Fee

                                Note B Cash Flow

                                 Interest Strip
                                 --------------


Borrower's      Balance       Total       Interest   A-2 Strip  A-1 Strip  B-1 Strip     Total      Total Cash     Total Amount
 Payment Date               Principal    from Note                                     Interest        Flow       Paid to Note A
                                             B                                                                      and Note B
  07/01/97     97,500,000                   600,438    112,938      4,063
  08/01/97     97,500,000                   600,438    112,938      4,063      4,063      721,500       721,500          1,209,000
  09/01/97     97,500,000                   600,438    112,768      4,056      4,063      721,500       721,500          1,355,466
  10/01/97     97,500,000                   600,438    112,597      4,050      4,063      721,324       721,324          1,355,466
  11/01/97     97,500,000                   600,438    112,425      4,044      4,063      721,147       721,147          1,355,466
  12/01/97     97,500,000                   600,438    112,253      4,038      4,063      720,969       720,969          1,355,466
  01/01/98     94,258,534     3,241,486     600,438                            4,063      720,790     3,962,256        101,355,466
  02/01/98     93,487,471       771,063     580,475                            3,927      584,401     1,355,466          1,355,466
  03/01/98     92,711,628       775,843     575,727                            3,895      579,622     1,355,466          1,355,466
  04/01/98     91,930,974       780,654     570,949                            3,863      574,812     1,355,466          1,355,466
  05/01/98     91,145,480       785,494     566,142                            3,830      569,972     1,355,466          1,355,466
  06/01/98     90,355,116       790,364     561,304                            3,798      565,102     1,355,466          1,355,466
  07/01/98     89,559,853       795,264     556,437                            3,765      560,202     1,355,466          1,355,466
  08/01/98     88,759,659       800,195     551,539                            3,732      555,271     1,355,466          1,355,466
  09/01/98     87,954,503       806,156     546,612                            3,698      550,310     1,355,466          1,355,466
  10/01/98     87,144,355       810,148     541,653                            3,665      545,318     1,355,466          1,355,466
  11/01/98     86,329,184       815,171     536,664                            3,631      540,295     1,355,466          1,355,466
  12/01/98     85,508,960       820,225     531,644                            3,597      535,241     1,355,466          1,355,466
  01/01/99     84,683,650       825,310     526,593                            3,563      530,156     1,355,466          1,355,466
  02/01/99     83,853,223       830,427     521,510                            3,528      525,039     1,355,466          1,355,466
  03/01/99     83,017,647       835,576     516,396                            3,494      519,890     1,355,466          1,355,466
  04/01/99     82,176,891       840,756     511,250                            3,459      514,709     1,355,466          1,355,466
  05/01/99     81,330,922       845,969     506,073                            3,424      509,497     1,355,466          1,355,466
  06/01/99     80,479,708       851,214     500,863                            3,389      504,252     1,355,466          1,355,466
  07/01/99     79,623,218       856,491     495,621                            3,353      498,974     1,355,466          1,355,466
  08/01/99     78,761,415       861,802     490,346                            3,318      493,664     1,355,466          1,355,466
  09/01/99     77,894,270       867,145     485,039                            3,282      488,321     1,355,466          1,355,466

This is a fictious example for Illustrative purposes only.
This is not a payment schedule of the Mortgage Note A or Note B


          7.44%        Mortgage Loan
          1,355,466  Monthly


                    Mortgage Loan Cash Flow with Partial Prepayment





  Borrower's      Balance    Total Principal  Prepayment  Total Interest  Total Cash
 Payment Date                                                                Flow
   06/01/04      18,457,575        1,233,382                     122,064   1,355,466
   07/01/04      17,216,546        1,241,029                     114,437   1,355,466
   08/01/04      15,967,823        1,248,723                     106,743   1,355,466
   09/01/04      14,711,358        1,256,465                      99,001   1,355,466
   10/01/04      13,447,103        1,264,255                      91,210   1,355,466
   11/01/04      12,175,009        1,272,094                      83,372   1,355,466
   12/01/04      10,895,028        1,279,981                      75,485   1,355,466
   01/01/05       9,607,112        1,287,916                      67,549   1,355,466
   02/01/05       8,311,210        1,295,902                      59,564   1,355,466
   03/01/05       7,007,274        1,303,936                      51,530   1,355,466
   04/01/05       5,695,253        1,312,021                      43,445   1,355,466
   05/01/05       4,375,098        1,320,155                      35,311   1,355,466
   06/01/05       3,046,758        1,328,340                      27,126   1,355,466
   07/01/05       1,710,182        1,336,576                      18,890   1,355,466
   08/01/05         365,320        1,344,863                      10,603   1,355,466
   09/01/05                          365,320                       2,265     367,585
   10/01/05
   11/01/05
   12/01/05
   01/01/06
   02/01/06
   03/01/06
   04/01/06
   05/01/06
   06/01/06
   07/01/06
   08/01/06
   09/01/06

Sample Illustration of a partial prepayment of Copley Place Mortgage. This is a fictious example for Illustrative purposes only.
This is not a payment schedule of the Mortgage, Note A or Note B

          7.38% Note B (Mortgage Loan Rate Less Servicing  Fee)
          1.38% Strip Interest (Mortgage Loan Rate Less Note A Rate Less Servicing Fee)
          0.08% Servicing Fee

                                Note B Cash Flow

                                 Interest Strip
                                 --------------


Borrower's      Balance      Total       Interest from     A-2    A-1    B-1        Total       Total Cash    Total Amount
Payment Date                Principal         Note B       Strip  Strip  Strip      Interest        Flow       Paid to Note
                                                                                                               A and Note B
  10/01/99     77,021,749         872,521         479,699                3,246       482,944     1,355,466       1,355,466
   11/1/99     76,143,818         877,931         474,326                3,209       477,535     1,355,466       1,355,466
   12/1/99     75,260,444         883,374         468,919                3,173       472,092     1,355,466       1,355,466
  01/01/00     74,371,593         888,851         463,479                3,136       486,015     1,355,466       1,355,466
  02/01/00     73,477,231         894,362         458,005                3,099       461,104     1,355,466       1,355,466
  03/01/00     72,577,324         899,907         452,497                3,062       455,559     1,355,466       1,355,466
  04/01/00     71,671,836         905,488         446,955                3,024       449,979     1,355,466       1,355,466
  05/01/00     70,760,736         911,100         441,379                2,936       444,365     1,355,466       1,355,466
  06/01/00     69,843,989         916,749         435,768                2,948       438,717     1,355,466       1,355,466
  07/01/00     68,921,556         922,433         430,123                2,910       433,033     1,355,466       1,355,466
  08/01/00     67,993,404         928,152         424,442                2,872       427,314     1,355,466       1,355,466
  09/01/00     67,059,497         933,907         416,726                2,833       421,559     1,355,466       1,355,466
  10/01/00     66,119,800         939,697         412,975                2,794       415,769     1,355,466       1,355,466
  11/01/00     65,174,277         945,523         407,188                2,755       409,943     1,355,466       1,355,466
  12/01/00     64,222,892         951,385         401,365                2,716       404,081     1,355,466       1,355,466
  01/01/01     63,285,608         957,284         395,508                2,676       398,182     1,355,466       1,355,466
  02/01/01     62,302,390         963,219         389,611                2,636       392,247     1,355,466       1,355,466
  03/01/01     61,333,199         969,191         383,679                2,596       386,275     1,355,466       1,355,466
  04/01/01     60,357,999         975,200         377,710                2,556       380,266     1,355,466       1,355,466
  05/01/01     59,376,753         981,246         371,705                2,515       374,220     1,355,466       1,355,466
  06/01/01     58,389,423         987,330         365,662                2,474       368,136     1,355,466       1,355,466
  07/01/01     57,395,972         993,451         359,582                2,433       362,014     1,355,466       1,355,466
  08/01/01     56,396,361         999,611         353,464                2,391       355,855     1,355,466       1,355,466
  09/01/01     55,390,553       1,005,808         347,308                2,350       349,657     1,355,466       1,355,466
  10/01/01     54,378,509       1,012,044         341,113                2,308       343,421     1,355,466       1,355,466
  11/01/01     53,360,190       1,018,319         334,881                2,266       337,147     1,355,466       1,355,466
  12/01/01     52,335,557       1,024,632         328,810                2,223       330,633     1,355,466       1,355,466
  01/01/02     51,304,572       1,030,985         322,300                2,181       324,480     1,355,466       1,355,466

Sample Illustration of a partial prepayment of Copley Place Mortgage. This is a fictious example for Illustrative purposes only.
This is not a payment schedule of the Mortgage, Note A or Note B

          7.38% Note B (Mortgage Loan Rate Less Servicing Fee)
          1.38% Strip Interest (Mortgage Loan Rate Less Note A Rate Less
                Servicing Fee)
          0.08% Servicing Fee

                                Note B Cash Flow
--------------------------------------------------------------------------------

                                 Interest Strip
                                 --------------


Borrower's     Balance          Total            Interest   A-2     A-1    B-1         Total       Total Cash     Total Amount
Payment                         Principal        from Note  Strip   Strip  Strip       Interest    Flow           Paid to Note
Date                                             B                                                                A and Note B
  02/01/02     50,267,195       1,037,377         315,951                   2,138       318,089     1,355,466       1,355,466
  03/01/02     49,223,386       1,043,809         308,562                   2,094       311,656     1,355,466       1,355,466
  04/01/02     48,173,105       1,050,281         303,134                   2,051       305,185     1,355,466       1,355,466
  05/01/02     47,116,312       1,056,792         296,666                   2,007       296,673     1,355,466       1,355,466
  06/01/02     46,052,968       1,063,345         290,158                   1,963       292,121     1,355,466       1,355,466
  07/01/02     44,983,031       1,069,937         283,610                   1,919       285,529     1,355,466       1,355,466
  08/01/02     43,906,460       1,076,571         277,020                   1,874       278,894     1,355,466       1,355,466
  09/01/02     42,823,214       1,083,246         270,391                   1,829       272,220     1,355,466       1,355,466
  10/01/02     41,733,252       1,089,962         263,720                   1,784       265,504     1,355,466       1,355,466
  11/01/02     40,636,533       1,096,720         257,007                   1,739       258,746     1,355,466       1,355,466
  12/01/02     39,530,014       1,103,519         250,253                   1,693       251,946     1,355,466       1,355,466
  01/01/03     38,422,653       1,110,361         243,457                   1,647       245,104     1,355,466       1,355,466
  02/01/03     37,305,408       1,117,245         236,620                   1,601       238,221     1,355,466       1,355,466
  03/01/03     38,181,235       1,124,172         229,739                   1,564       231,293     1,355,466       1,355,466
  04/01/03     35,050,093       1,131,142         222,816                   1,508       224,324     1,355,466       1,355,466
  05/01/03     33,911,938       1,138,155         215,850                   1,460       217,310     1,355,466       1,355,466
  06/01/03     32,766,727       1,145,212         208,841                   1,413       210,254     1,355,466       1,355,466
  07/01/03     31,614,415       1,152,312         201,788                   1,365       203,153     1,355,466       1,355,466
  08/01/03     30,454,958       1,159,456         194,692                   1,317       198,009     1,355,466       1,355,466
  09/01/03     29,288,313       1,166,645         187,552                   1,269       188,821     1,355,466       1,355,466
  10/01/03     28,114,435       1,173,878         180,367                   1,220       181,587     1,355,466       1,355,466
  11/01/03     26,933,279       1,181,156         173,138                   1,171       174,309     1,355,466       1,355,466
  12/01/03     25,744,800       1,188,479         165,864                   1,122       166,986     1,355,466       1,355,466
  01/01/04     24,548,952       1,195,848         158,545                   1,073       159,618     1,355,466       1,355,466
  02/01/04     23,345,690       1,203,282         151,181                   1,023       152,204     1,355,466       1,355,466
  03/01/04     22,134,967       1,210,722         143,771                     972       144,743     1,355,466       1,355,466
  04/01/04     20,916,738       1,218,229         136,315                     922       137,237     1,355,466       1,355,466
  05/01/04     19,690,957       1,225,782         128,812                     872       129,684     1,355,466       1,355,466

Sample Illustration of a partial prepayment of Copley Place Mortgage. This is a fictious example for Illustrative purposes only.
This is not a payment schedule of the Mortgage, Note A or Note B

          7.38% Note B (Mortgage Loan Rate Less Servicing Fee)
          1.38% Strip Interest (Mortgage Loan Rate Less Note A Rate Less
                Servicing Fee)
          0.08% Servicing Fee

                               Note B Cash Flow
 -----------------------------------------------------------------------------

                                Interest Strip
                      ----------------------------------



Borrower's     Balance         Total             Interest   A-2    A-1    B-1         Total       Total          Total Amount
Payment                        Principal         from Note  Strip  Strip  Strip       Interest    Cash           Paid to Note
Date                                             B                                                Flow           A and Note B
  06/01/04     18,457,575       1,233,382         121,263                   820       122,084     1,355,466       1,355,466
  07/01/04     17,216,546       1,241,029         113,668                   769       114,437     1,355,466       1,355,466
  08/01/04     15,967,823       1,248,723         106,025                   717       106,743     1,355,466       1,355,466
  09/01/04     14,711,358       1,256,465          98,335                   665        99,001     1,355,466       1,355,466
  10/01/04     13,447,103       1,264,255          90,597                   613        91,210     1,355,466       1,355,466
  11/01/04     12,175,009       1,272,094          82,812                   560        83,372     1,355,466       1,355,466
  12/01/04     10,895,028       1,279,981          74,978                   507        75,485     1,355,466       1,355,466
  01/01/05      9,607,112       1,287,916          67,095                   454        67,549     1,355,466       1,355,466
  02/01/05      8,311,210       1,295,902          59,164                   400        59,564     1,355,466       1,355,466
  03/01/05      7,007,274       1,303,936          51,183                   346        51,530     1,355,466       1,355,466
  04/01/05      5,695,254       1,312,021          43,153                   292        43,445     1,355,466       1,355,466
  05/01/05      4,375,099       1,320,155          35,073                   237        35,311     1,355,466       1,355,466
  06/01/05      3,046,759       1,328,340          26,943                   182        27,126     1,355,466       1,355,466
  07/01/05      1,710,183       1,336,576          18,763                   127        18,890     1,355,466       1,355,466
  08/01/05        365,320       1,344,863          10,532                    71        10,603     1,355,466       1,355,466
  09/01/05                        365,320           2,250                    15         2,265       367,585         367,585
  10/01/05
  11/01/05
  12/01/05
  01/01/06
  02/01/06
  03/01/06
  04/01/06
  05/01/06
  06/01/06
  07/01/06
  08/01/06
  09/01/06